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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 2, 2008


                             ADEPT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



           California                0-27122                  94-2900635
  (State or other jurisdiction  (Commission file number)    (I.R.S. Employer
       of incorporation)                                  Identification Number)


          3011 Triad Drive                                     94551
             Livermore, CA                                  (Zip Code)
  (Address of principal executive
              offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 245-3400

                                      None
          (Former Name or Former Address, if Changed Since Last Report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Amendment of Material Definitive Agreement/ Item 5.02 Departure of
Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 1.01 Amendment of Material Agreement /5.02(b) Departure of Director
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On May 29, 2008, Crosslink confirmed to Adept, that as a result of the December
31, 2007 separation from Crosslink of Charles Finnie, the director designated by Crosslink in connection with its 2006 investment in Adept, Mr. Finnie ceased to serve as a representative of Crosslink on Adept's Board of Directors.

On June 2, 2008, Crosslink notified Adept that Crosslink was relinquishing the right to designate an individual for election to the Board of Directors of Adept. Pursuant to the 2006 Common Stock Purchase Agreement dated June 9, 2006 between Crosslink entities and Adept, Crosslink had the right to designate an individual for election to Adept's Board so long as Crosslink and its affiliates owned 5 percent or more of the Company's outstanding stock. As a result of their June 2, 2008 modification, Crosslink no longer has the right to designate any director of Adept.

Crosslink has also informed Adept that it currently holds approximately 641,443 shares of Adept common stock, representing approximately 8% of the outstanding shares, after sales of approximately 314,080 shares following Mr. Finnie's departure from Crosslink.

On June 4 2008, Charles Finnie resigned from the Board of Directors of Adept Technology, Inc.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ADEPT TECHNOLOGY, INC.



Date:  June 5, 2008                 By:   /s/ Lisa M. Cummins
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                                              Lisa M. Cummins
                                              Vice President of Finance
                                              and Chief Financial Officer